UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2026
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Shopify Inc.
(Exact name of registrant as specified in its charter)
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Canada		001-37400	98-0486686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

151 O'Connor Street, Ground Floor			85 10th Ave, Suite 800
Ottawa,	Ontario		New York,	New York
Canada	K2P 2L8		USA	10011
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (613) 241-2828 x 1045

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading	Name of each exchange on which registered
Class A Subordinate Voting Shares	SHOP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders

At the 2026 annual general meeting of shareholders of Shopify Inc. (the "Company"), held on June 16, 2026, the holders of the Company's Class A subordinate voting shares, Class B multiple voting shares, and the founder share voted on: (1) 10 director nominees to be elected to the Board of Directors (the "Board") to serve until the close of the Company's next annual meeting of shareholders or until their respective successors have been appointed; (2) the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company's next annual meeting of shareholders at such remuneration to be fixed by the Board; (3) a non-binding advisory vote on the Company's approach to executive compensation (a "Say on Pay vote"); and (4) a shareholder proposal regarding an artificial intelligence policy. The items of business are further described in the Company's management information circular (the "Circular") filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on May 8, 2026.

The tables below set forth the number of votes cast for, against or withheld, and the number of abstentions and broker non-votes, for each matter voted on by the Company's shareholders.

1.Election of Directors
Each of the 10 nominees listed below was elected as a director of the Company to hold office until the Company's next annual meeting of shareholders or until their successor is duly appointed.

Name of Nominee	Votes For		Votes Against		Broker Non-Votes
	Number	Percentage	Number	Percentage	Number
Tobias Lütke	1,657,446,737	97.72%	38,629,744	2.28%	76,273,736
Lulu Cheng Meservey	1,691,141,695	99.71%	4,934,787	0.29%	76,273,736
Jeanne DeWitt Grosser	1,684,061,536	99.29%	12,014,945	0.71%	76,273,736
David Heinemeier Hansson	1,691,045,519	99.70%	5,030,963	0.30%	76,273,736
Jeremy Levine	1,665,712,404	98.21%	30,364,079	1.79%	76,273,736
Prashanth Mahendra-Rajah	1,687,117,698	99.47%	8,958,784	0.53%	76,273,736
Joseph Natale	1,534,092,144	90.45%	161,984,336	9.55%	76,273,736
Kevin Scott	1,692,124,196	99.77%	3,952,285	0.23%	76,273,736
Toby Shannan	1,692,107,202	99.77%	3,969,280	0.23%	76,273,736
Fidji Simo	1,639,426,472	96.66%	56,649,985	3.34%	76,273,736

2.    Appointment of Independent Registered Public Accounting Firm

The shareholders approved the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the close of the Company's next annual meeting of shareholders at such remuneration to be fixed by the Board.

Votes For		Votes Withheld
Number	Percentage	Number	Percentage
1,762,083,817	99.42%	10,266,401	0.58%

There were no abstentions and no broker non-votes on this proposal.

3.    Non-binding Advisory Vote on Executive Compensation

The shareholders accepted, on a non-binding advisory basis, the Company's approach to executive compensation, as disclosed in the Circular.

Votes For		Votes Against		Broker Non-Votes
Number	Percentage	Number	Percentage	Number
1,377,881,961	81.24%	318,194,521	18.76%	76,273,736

There were no abstentions on this proposal.

4.    Shareholder Proposal

A shareholder proposal regarding an artificial intelligence policy was not approved.

Votes For		Votes Against		Broker Non-Votes
Number	Percentage	Number	Percentage	Number
235,153,526	13.86%	1,460,922,955	86.14%	76,273,736

There were no abstentions on this proposal.

Item 8.01    Other Events

On June 16, 2026, the Company issued a press release announcing the voting results of the 2026 annual general meeting of shareholders held virtually on June 16, 2026. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release issued by Shopify Inc. on June 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHOPIFY INC.

Date: June 16, 2026
	By:	/s/ Michael L. Johnson
Name: Michael L. Johnson
Title: Corporate Secretary